UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 23, 2014

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 Stone Road

Kilgore, TX 75662

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 23, 2014, Martin Midstream Partners L.P. (the “Partnership”), issued a press release announcing the commencement of an underwritten public offering of 3,000,000 common units (plus an additional 450,000 common units pursuant to an option to be granted to the underwriters) under its existing shelf registration statement (the “Offering”).

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 is deemed to be “furnished” and not deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events.

Pursuant to the Offering, the following table shows our cash and cash equivalents and our capitalization as of June 30, 2014:

•	on an actual basis; and

•	on a pro forma and as adjusted basis to give effect to: (a) the purchase of all of the outstanding Category A membership interests in Cardinal Gas Storage Partners LLC (“Cardinal”), which closed on August 29, 2014 (the “Transaction”) and the related purchase accounting adjustment, (b) the sale of 89,252 common units after June 30, 2014 pursuant to our at-the-market program, (c) the issuance of 1,171,265 common units to Martin Product Sales LLC.

This table should be read in conjunction with our historical financial statements and the accompanying notes incorporated by reference in our prospectus supplement for the Offering.

	June 30, 2014 (In thousands)
	Actual	Pro Forma and as Adjusted
Cash and cash equivalents	$2,704	$7,077
Debt, including current maturities:
Revolving credit facility(1)	290,000	630,929
7.250% Senior Notes due 2021(2)	402,168	402,168

Total long-term debt	692,168	1,033,097
Partners’ capital
Common unitholders	377,673	367,103
General partner	9,060	9,442

Total partners’ capital	386,733	376,545	(3)

Total capitalization	$1,078,901	$1,409,642

(1)	As of September 22, 2014, borrowings under our revolving credit facility were $640.0 million.
(2)	Including unamortized premium of $2.2 million.
(3)	Based on the application of purchase accounting at the date of the Transaction, the Partnership reduced its carrying value of its investment in Cardinal by approximately $30.4 million, which will be reflected as a non-recurring, non-cash charge in the Partnership’s income statement for the third quarter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Launch Press Release dated September 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

	By:	Martin Midstream GP LLC,
Its General Partner

Date: September 23, 2014	By:	/s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President, Treasurer and
Chief Financial Officer

Exhibit No.	Description

99.1	Launch Press Release dated September 23, 2014.